Promissory Notes Issue, Government Bonds, Long-Term Notes Receivable And Other Assets - Summary of Other Assets (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2021 USD ($)	Dec. 31, 2021 MXN ($)	Dec. 31, 2020 MXN ($)
Disclosure Of Notes Receivable And Other Long Term Assets [abstract]
Payments in advance		$ 35,931,167	$ 5,223,679
Other		2,327,872	1,680,934
Insurance		853,891	678,897
Total other assets	$ 1,900,208	$ 39,112,930	$ 7,583,510